UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Aerpio Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of**

# AERPIO PHARMACEUTICALS, INC.

**To Be Held On:**

**June 24, 2020**

**10:30 AM Eastern Time**

**at 9987 Carver Road, Suite 420, Cincinnati, OH 45242**

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**You cannot use this notice to vote by mail. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

**If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/12/20.**

**Please visit http://www.astproxyportal.com/ast/21404/, where the following materials are available for view:**

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

**TO REQUEST MATERIAL:** **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
**E-MAIL: info@astfinancial.com**
**WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials**

**TO VOTE:** **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

**IN PERSON:** You may vote your shares in person by attending the Annual Meeting.

**TELEPHONE:** To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

**MAIL:** You may request a card by following the instructions above.

1. To elect two Class III directors to hold office until the 2023 annual meeting of stockholders:

   NOMINEES:
   Joseph Gardner
   Steven Prelack

2. To approve a potential amendment to our Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split of the Common Stock at a ratio within the range of 1-for-15 to 1-for-25, such ratio to be determined in the sole discretion of the Board of Directors.

3. To ratify the appointment of Ernst & Young LLP as Aerpio's independent registered public accounting firm for the fiscal year ending December 31, 2020.

**THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.**